Note 7 - Bank Premises, Furniture, Fixtures and Equipment - Maturity of Operating Lease Liabilities (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Within one year	$ 124
After one year but within two years	124
After two years but within three years	124
After three year but within four years	124
After four years but within five years	30
After five years	0
Total undiscounted cash flows	525
Discount on cash flows	(35)
Other Liabilities [Member]
Operating Lease, Liability, Total	$ 490